Certain information in this Supplemental Information Package contain Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 14 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	2

Financial Highlights

(unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Operating Information
Number of Communities			107	100
Number of Sites			19,374	17,812
Rental and Related Income	$25,854,623	$23,103,155	$75,678,939	$67,313,211
Community Operating Expenses	$12,317,856	$10,719,289	$35,669,793	$31,993,965
Community NOI	$13,536,767	$12,383,866	$40,009,146	$35,319,246
Expense Ratio	47.6%	46.4%	47.1%	47.5%
Sales of Manufactured Homes	$2,830,314	$2,251,896	$8,272,395	$6,756,921
Number of Homes Sold	61	42	169	132
Number of Rentals Added	257	305	690	715
Net Income	$3,262,001	$3,200,013	$9,137,418	$8,157,944
Net Loss Attributable to Common Shareholders	$(5,179,423)	$(589,734)	$(6,883,500)	$(2,155,741)
EBITDA	$14,206,085	$13,006,306	$41,717,739	$37,184,878
FFO	$1,819,588	$5,298,505	$13,406,596	$14,960,445
Core FFO	$5,322,075	$5,349,865	$16,909,083	$15,011,805
Normalized FFO	$4,855,554	$4,465,407	$15,390,794	$13,112,969

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	34,102,231	27,891,370	31,918,211	27,450,747
Net Loss Attributable to Common Shareholders per Share - Basic and Diluted	$(0.15)	$(0.02)	$(0.21)	$(0.08)
FFO per Share- Diluted	$0.05	$0.19	$0.41	$0.54
Core FFO per Share- Diluted	$0.15	$0.19	$0.52	$0.54
Normalized FFO per Share-Diluted	$0.14	$0.16	$0.48	$0.48

Dividends per Common Share	$0.18	$0.18	$0.54	$0.54

Balance Sheet
Total Assets			$785,795,154	$669,036,290
Total Liabilities			$368,055,835	$355,125,660

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$354,297,319	$341,599,901
Equity Market Capitalization			$539,373,955	$337,467,585
Series A Preferred Stock			$-0-	$91,595,000
Series B Preferred Stock			$95,030,000	$95,030,000
Series C Preferred Stock			$143,750,000	$-0-
Total Market Capitalization			$1,132,451,274	$865,692,486

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	3

Consolidated Balance Sheets

	September 30, 2017	December 31, 2016
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$58,679,126	$47,476,314
Site and Land Improvements	434,687,047	398,776,390
Buildings and Improvements	22,537,450	21,101,836
Rental Homes and Accessories	205,808,456	172,862,227
Total Investment Property	721,712,079	640,216,767
Equipment and Vehicles	16,584,913	14,986,196
Total Investment Property and Equipment	738,296,992	655,202,963
Accumulated Depreciation	(159,593,306)	(140,255,603)
Net Investment Property and Equipment	578,703,686	514,947,360

Other Assets
Cash and Cash Equivalents	14,840,944	4,216,592
Securities Available for Sale at Fair Value	132,212,410	108,755,172
Inventory of Manufactured Homes	17,493,173	17,424,574
Notes and Other Receivables, net	24,366,221	20,323,191
Prepaid Expenses and Other Assets	5,635,719	4,497,937
Land Development Costs	12,543,001	10,279,992
Total Other Assets	207,091,468	165,497,458

TOTAL ASSETS	$785,795,154	$680,444,818

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$312,808,180	$293,025,592
Other Liabilities
Accounts Payable	3,709,828	2,962,037
Loans Payable, net of Unamortized Debt Issuance Costs	41,489,139	58,285,385
Accrued Liabilities and Deposits	5,078,658	4,820,142
Tenant Security Deposits	4,970,030	4,319,695
Total Other Liabilities	55,247,655	70,387,259
Total Liabilities	368,055,835	363,412,851

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value $0.10 per share; -0- and 3,663,800 shares authorized, issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	-0-	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	95,030,000	95,030,000
Series C - 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 5,750,000 and -0- shares authorized, issued and outstanding as of September 30, 2017 and December 31, 2016, respectively.	143,750,000	-0-
Common Stock – $0.10 par value per share: 113,663,800 and 75,000,000 shares authorized; 34,686,428 and 29,388,811 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	3,468,643	2,938,881
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of September 30, 2017 and December 31, 2016, respectively	-0-	-0-
Additional Paid-In Capital	163,326,714	111,422,691
Accumulated Other Comprehensive Income	12,831,755	16,713,188
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	417,739,319	317,031,967

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$785,795,154	$680,444,818

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	4

Consolidated Statements of Income (Loss)
(unaudited)
	Three Months Ended		Nine Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
INCOME:
Rental and Related Income	$25,854,623	$23,103,155	$75,678,939	$67,313,211
Sales of Manufactured Homes	2,830,314	2,251,896	8,272,395	6,756,921
TOTAL INCOME	28,684,937	25,355,051	83,951,334	74,070,132

EXPENSES:
Community Operating Expenses	12,317,856	10,719,289	35,669,793	31,993,965
Cost of Sales of Manufactured Homes	2,215,767	1,803,315	6,465,665	5,278,587
Selling Expenses	836,939	812,392	2,461,780	2,270,861
General and Administrative Expenses	2,354,054	2,293,366	7,190,665	5,933,299
Acquisition Costs	-0-	51,360	-0-	51,360
Depreciation Expense	6,980,113	5,887,667	20,260,556	17,092,676
TOTAL EXPENSES	24,704,729	21,567,389	72,048,459	62,620,748

OTHER INCOME (EXPENSE):
Interest Income	510,358	400,899	1,479,495	1,206,858
Dividend Income	2,068,198	1,755,438	5,715,038	4,834,817
Gain on Sales of Securities, net	466,521	884,458	1,518,289	1,898,836
Other Income	126,660	146,469	592,251	395,682
Interest Expense	(3,871,046)	(3,774,341)	(12,040,990)	(11,604,123)
TOTAL OTHER INCOME (EXPENSE)	(699,309)	(587,077)	(2,735,917)	(3,267,930)

Income before Loss on Sales of Investment Property and Equipment	3,280,899	3,200,585	9,166,958	8,181,454
Loss on Sales of Investment Property and Equipment	(18,898)	(572)	(29,540)	(23,510)
NET INCOME	3,262,001	3,200,013	9,137,418	8,157,944

Less: Preferred Dividends	(4,938,937)	(3,789,747)	(12,518,431)	(10,313,685)
Less: Redemption of Preferred Stock	(3,502,487)	-0-	(3,502,487)	-0-

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(5,179,423)	$(589,734)	$(6,883,500)	$(2,155,741)

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	5

Consolidated Statements of Cash Flows
(unaudited)	Nine Months Ended
	9/30/2017	9/30/2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$9,137,418	$8,157,944
Non-Cash Items Included in Net Income:
Depreciation	20,260,556	17,092,676
Amortization of Financing Costs	496,225	580,335
Stock Compensation Expense	998,059	896,519
Provision for Uncollectible Notes and Other Receivables	(934,794)	650,382
Gain on Sales of Securities, net	(1,518,289)	(1,898,836)
Loss on Sales of Investment Property and Equipment	29,540	23,510
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(68,599)	(2,024,369)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	167,229	(1,542,870)
Prepaid Expenses and Other Assets	(1,137,782)	(875,188)
Accounts Payable	747,791	977,426
Accrued Liabilities and Deposits	262,499	(1,189,041)
Tenant Security Deposits	650,335	554,962
Net Cash Provided by Operating Activities	29,090,188	21,403,450

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(40,877,655)	(2,954,000)
Purchase of Investment Property and Equipment	(48,095,917)	(44,239,188)
Proceeds from Sales of Investment Property and Equipment	1,651,685	844,097
Additions to Land Development Costs	(2,263,009)	(2,484,948)
Purchase of Securities Available for Sale	(38,002,778)	(23,453,933)
Proceeds from Sales of Securities Available for Sale	12,178,413	12,330,020
Net Cash Used in Investing Activities	(115,409,261)	(59,957,952)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	44,420,000	15,458,000
Net Payments on Short Term Borrowings	(16,791,278)	(1,330,266)
Principal Payments of Mortgages	(24,543,481)	(13,629,215)
Financing Costs on Debt	(595,124)	(390,961)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	138,983,808	49,120,853
Redemption of 8.25% Series A Preferred Stock	(91,595,000)	-0-
Proceeds from Registered Direct Placement of Common Stock, net of Offering Costs	22,527,507	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	46,565,672	9,267,775
Proceeds from Exercise of Stock Options	5,435,634	1,081,380
Preferred Dividends Paid	(12,339,553)	(10,773,898)
Common Dividends Paid, net of Dividend Reinvestments	(15,124,760)	(13,075,166)
Net Cash Provided by Financing Activities	96,943,425	35,728,502

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,624,352	(2,826,000)
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	4,216,592	6,535,897
CASH AND CASH EQUIVALENTS – END OF PERIOD	$14,840,944	$3,709,897

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	6

Reconciliation of Net Income to EBITDA and Net Loss Attributable

to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Reconciliation of Net Income to EBITDA

Net Income	$3,262,001	$3,200,013	$9,137,418	$8,157,944
Interest Expense	3,871,046	3,774,341	12,040,990	11,604,123
Franchise Taxes	92,925	92,925	278,775	278,775
Depreciation Expense	6,980,113	5,887,667	20,260,556	17,092,676
Acquisition Costs	-0-	51,360	-0-	51,360

EBITDA	$14,206,085	$13,006,306	$41,717,739	$37,184,878

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to
Common Shareholders	$(5,179,423)	$(589,734)	$(6,883,500)	$(2,155,741)
Depreciation Expense	6,980,113	5,887,667	20,260,556	17,092,676
Loss on Sales of Depreciable Assets	18,898	572	29,540	23,510

Funds from Operations (“FFO”)	1,819,588	5,298,505	13,406,596	14,960,445

Adjustments:
Acquisition Costs	-0-	51,360	-0-	51,360
Redemption of Preferred Stock	3,502,487	-0-	3,502,487	-0-

Core Funds from Operations (“Core FFO”)	5,322,075	5,349,865	16,909,083	15,011,805

Adjustments:
Gain on Sale of Securities, net	(466,521)	(884,458)	(1,518,289)	(1,898,836)

Normalized Funds From Operations (“Normalized FFO”)	$4,855,554	$4,465,407	$15,390,794	$13,112,969

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Nine Months Ended				Year Ended
	9/30/2017		9/30/2016		12/31/2016
Shares Outstanding	34,686,428		28,311,039		29,388,811
Market Price Per Share	$15.55		$11.92		$15.05
Equity Market Capitalization	$539,373,955		$337,467,585		$442,301,606
Total Debt	354,297,319		341,599,901		351,310,977
Preferred	238,780,000		186,625,000		186,625,000
Total Market Capitalization	$1,132,451,274		$865,692,486		$980,237,583

Total Debt	$354,297,319		$341,599,901		$351,310,977
Less: Cash and Cash Equivalents	(14,840,944)		(3,709,897)		(4,216,592)
Net Debt	339,456,375		337,890,004		347,094,385
Less: Securities Available for Sale at Fair Value (“Securities”)	(132,212,410)		(111,046,262)		(108,755,172)
Net Debt Less Securities	$207,243,965		$226,843,742		$238,339,213

Interest Expense	$12,040,990		$11,604,123		$15,432,364
Capitalized Interest	368,967		265,341		359,906
Preferred Dividends	12,518,431		10,313,685		14,103,432
Total Fixed Charges	$24,928,388		$22,183,149		$29,895,702

EBITDA	$41,717,739		$37,184,878		$50,565,254

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	30.0%		39.0%		35.4%

Net Debt Plus Preferred / Total Market Capitalization	51.1%		60.6%		54.4%

Net Debt Less Securities / Total Market Capitalization	18.3%		26.2%		24.3%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	39.4%		47.8%		43.4%

Interest Coverage	3.4	x	3.1	x	3.2	x

Fixed Charge Coverage	1.7	x	1.7	x	1.7	x

Net Debt / EBITDA	6.1	x	6.8	x	6.9	x

Net Debt Less Securities / EBITDA	3.7	x	4.6	x	4.7	x

Net Debt Plus Preferred / EBITDA	10.4	x	10.6	x	10.6	x

Net Debt Less Securities Plus Preferred / EBITDA	8.0	x	8.3	x	8.4	x

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	8

Debt Analysis
(unaudited)	Nine Months Ended		Year Ended
	9/30/2017	9/30/2016	12/31/2016
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$316,337,850	$288,028,974	$296,209,454
Variable Rate Mortgages	102,651	436,907	354,529
Total Mortgages Before Unamortized Debt Issuance Costs	316,440,501	288,465,881	296,563,983
Unamortized Debt Issuance Costs	(3,632,321)	(3,445,316)	(3,538,391)
Mortgages, Net of Unamortized Debt Issuance Costs	$312,808,180	$285,020,565	$293,025,592
Loans Payable:
Unsecured Line of Credit	$-0-	$20,000,000	$20,000,000
Other Loans Payable	41,602,161	36,656,238	38,393,439
Total Loans Before Unamortized Debt Issuance Costs	41,602,161	56,656,238	58,393,439
Unamortized Debt Issuance Costs	(113,022)	(76,902)	(108,054)
Loans, Net of Unamortized Debt Issuance Costs	$41,489,139	$56,579,336	$58,285,385

Total Debt, Net of Unamortized Debt Issuance Costs	$354,297,319	$341,599,901	$351,310,977

% Fixed/Floating
Fixed	90.1%	85.0%	85.0%
Floating	9.9%	15.0%	15.0%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates
Mortgages Payable	4.36%	4.47%	4.40%
Loans Payable	2.73%	3.39%	3.06%
Total Average	4.17%	4.29%	4.18%

Notes:
(1) Includes a variable rate mortgage with a balance of $-0-, $10,823,092 and $10,625,352 as of September 30, 2017, September 30, 2016 and December 31, 2016, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	9

Debt Maturity

(unaudited)

As of 9/30/17:
Fiscal Year Ended	Mortgages	Loans	Total	% of Total
2017	$-0-	$744,181	$744,181	0.2%
2018	8,810,700	475,019	9,285,719	2.6%
2019	2,698,617	4,471,605	7,170,222	2.0%
2020	13,048,109	4,477,312	17,525,421	4.9%
2021	2,202,803	380,157	2,582,960	0.7%
Thereafter	289,680,272	31,053,887	320,734,159	89.6%

Total Debt Before Unamortized Debt Issuance Cost	316,440,501	41,602,161	358,042,662	100.0%

Unamortized Debt Issuance Cost	(3,632,321)	(113,022)	(3,745,343)

Total Debt, Net of Unamortized Debt Issuance Costs	$312,808,180	$41,489,139	$354,297,319

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	10

Property Summary and Snapshot

(unaudited)

	9/30/2017	9/30/2016	% Change

Communities	107	100	7.0%
Developed Sites	19,374	17,812	8.8%
Occupied	15,753	14,422	9.2%
Occupancy % (1)	81.9%	81.1%	0.8%
Total Rentals	5,349	4,447	20.3%
Occupied Rentals	5,040	4,158	21.2%
Rental Occupancy %	94.2%	93.5%	0.7%
Monthly Rent Per Site	$427	$418	2.2%
Monthly Rent per Home Rental Including Site	$719	$701	2.6%

Region	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)

Indiana	11	815	685	130	3,221	2,473	76.8%	$395	1,017	970	95.4%	$741
Maryland	1	77	10	67	63	58	92.1%	$478	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	247	69.8%	$429	151	136	90.1%	$714
New Jersey	4	348	187	161	1,005	957	95.2%	$604	37	32	86.5%	$926
New York	7	616	308	308	1,132	939	83.0%	$505	284	265	93.3%	$855
Ohio	32	1,473	1,065	408	5,103	4,037	79.1%	$360	1,346	1,271	94.4%	$660
Pennsylvania	43	1,943	1,588	355	6,684	5,434	81.3%	$442	1,732	1,603	92.6%	$729
Tennessee	7	413	321	92	1,812	1,608	88.7%	$441	782	763	97.6%	$713
Total as of September 30, 2017	107	5,753	4,232	1,521	19,374	15,753	81.9%	$427	5,349	5,040	94.2%	$719

Notes:
(1) The 156 Sites at Memphis Blues are not included in the calculation of occupancy.
(2) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(3) Includes home and site rent charges.

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	11

Same Property Statistics
(unaudited)
	For Three Months Ended				For Nine Months Ended
	9/30/2017	9/30/2016	Change	% Change	9/30/2017	9/30/2016	Change	% Change
Community Net Operating Income

Rental and Related Income	$24,227,106	$23,065,375	$1,161,731	5.0%	$71,511,389	$67,275,431	$4,235,958	6.3%
Community Operating Expenses	10,771,093	9,995,053	776,040	7.8%	31,341,828	30,339,688	1,002,140	3.3%

Community NOI	$13,456,013	$13,070,322	$385,691	3.0%	$40,169,561	$36,935,743	$3,233,818	8.8%

	As of
	9/30/2017	9/30/2016	% Change
Other Information
Total Sites	17,580	17,608	(0.2)%
Occupied Sites	14,589	14,318	1.9%
Occupancy %	83.0%	81.3%	1.7%
Number of Properties	98	98	N/A
Total Rentals	5,146	4,433	16.1%
Occupied Rentals	4,859	4,144	17.3%
Rental Occupancy	94.4%	93.5%	0.9%
Monthly Rent Per Site	$432	$419	3.1%
Monthly Rent Per Home Rental Including Site	$719	$701	2.6%

Notes:
Same Property includes all properties owned as of January 1, 2016, with the exception of Memphis Blues.

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	12

Acquisition Summary

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2015	10	2,774	1,764	64%	$81,217,000	717
2016	3	289	215	74%	$7,277,000	192
2017	6	1,354	873	64%	$40,510,000	461

2017 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Marysville Estates and Hillcrest Estates	January 20, 2017	OH	532	$9,588,000	149	57%
Boardwalk and Parke Place	January 20, 2017	IN	559	24,437,000	155	77%
Hillcrest Crossing	January 24, 2017	PA	200	2,485,000	78	40%
Cinnamon Woods	May 31, 2017	MD	63	4,000,000	79	92%
Total 2017 to Date			1,354	$40,510,000	461	64%

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	13

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

FFO per Diluted Common Share, Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 34,572,000 and 32,388,000 shares for the three and nine months ended September 30, 2017, respectively, and 28,091,000 and 27,601,000 for the three and nine months ended September 30, 2016, respectively. Common stock equivalents resulting from stock options in the amount of 470,000 shares for both the three and nine months ended September 30, 2017, respectively, and 200,000 and 150,000 shares for the three and nine months ended September 30, 2016, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2016, with the exception of Memphis Blues.

EBITDA is calculated as net income plus interest expense, franchise taxes, depreciation expense and acquisition costs.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	14

Press Release Dated November 2, 2017

FOR IMMEDIATE RELEASE	November 2, 2017
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS 3rd QUARTER 2017 EARNINGS

FREEHOLD, NJ, November 2, 2017........ UMH Properties, Inc. (NYSE:UMH) reported Total Income of $28,685,000 for the quarter ended September 30, 2017 as compared to $25,355,000 for the quarter ended September 30, 2016, representing an increase of 13%. Net Loss Attributable to Common Shareholders amounted to $5,179,000 or $0.15 per diluted share for the quarter ended September 30, 2017 as compared to $590,000 or $0.02 per diluted share for the quarter ended September 30, 2016.

Core Funds from Operations (“Core FFO”) was $5,322,000 or $0.15 per diluted share for the quarter ended September 30, 2017, as compared to $5,350,000 or $0.19 per diluted share for the quarter ended September 30, 2016, representing a decrease of 21%. Normalized Funds from Operations (“Normalized FFO”) was $4,856,000 or $0.14 per diluted share for the quarter ended September 30, 2017, as compared to $4,465,000 or $0.16 per diluted share for the quarter ended September 30, 2016, representing a decrease in Normalized FFO per diluted share of 13%.

A summary of significant financial information for the three and nine months ended September 30, 2017 and 2016 is as follows:

	For the Three Months Ended
	September 30,
	2017	2016

Total Income	$28,685,000	$25,355,000
Total Expenses	$24,705,000	$21,567,000
Gain on Sales of Securities, net	$466,000	$885,000
Net Loss Attributable to Common Shareholders	$(5,179,000)	$(590,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.15)	$(0.02)
Core FFO (1)	$5,322,000	$5,350,000
Core FFO (1) per Diluted Common Share	$0.15	$0.19
Normalized FFO (1)	$4,856,000	$4,465,000
Normalized FFO (1) per Diluted Common Share	$0.14	$0.16
Weighted Average Diluted Shares Outstanding	34,102,000	27,891,000

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UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	15

	For the Nine Months Ended
	September 30,
	2017	2016

Total Income	$83,951,000	$74,070,000
Total Expenses	$72,048,000	$62,621,000
Gain on Sales of Securities, net	$1,518,000	$1,899,000
Net Loss Attributable to Common Shareholders	$(6,883,000)	$(2,156,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.21)	$(0.08)
Core FFO (1)	$16,909,000	$15,012,000
Core FFO (1) per Diluted Common Share	$0.52	$0.54
Normalized FFO (1)	$15,391,000	$13,113,000
Normalized FFO (1) per Diluted Common Share	$0.48	$0.48
Weighted Average Diluted Shares Outstanding	31,918,000	27,451,000

A summary of significant balance sheet information as of September 30, 2017 and December 31, 2016 is as follows:

	September 30, 2017	December 31, 2016

Gross Real Estate Investments	$721,712,000	$640,217,000
Securities Available for Sale at Fair Value	$132,212,000	$108,755,000
Total Assets	$785,795,000	$680,445,000
Mortgages Payable, net	$312,808,000	$293,026,000
Loans Payable, net	$41,489,000	$58,285,000
Total Shareholders’ Equity	$417,739,000	$317,032,000

Samuel A. Landy, President and CEO, commented on the results of the third quarter of 2017.

“This quarter, UMH reduced the cost of our preferred capital by redeeming all of the outstanding shares of our 8.25% Series A Preferred Stock and issuing a new 6.75% Series C Preferred Stock. This 150 basis point reduction will result in $1.4 million in annual preferred dividend savings going forward. However, we have not yet fully deployed the additional proceeds from the offering which has temporarily impacted our per share metrics. This quarter also included an additional preferred dividend payment of approximately $800,000 due to the timing of the issuance of the new preferred and the redemption the old preferred. Net Loss and FFO for the quarter were also impacted by a non-recurring, non-cash $3.5 million preferred redemption charge.”

“UMH has been positioning itself for an excellent 2018. Our income growth and overall operating metrics remain on target. Total Income increased 13%, Community Net Operating Income increased 9%, and Same Property Occupancy increased 170 basis points. As the remaining proceeds from this offering are fully deployed, we anticipate generating additional per share earnings accretion.”

“During the quarter, we also:

●	Increased Rental and Related Income by 11.9% year over year;
●	Increased Community Net Operating Income (“NOI”) by 9.3% year over year;
●	Increased Same Property Occupancy by 170 basis points year over year from 81.3% to 83.0%;
●	Increased home sales by 25.7% year over year;

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UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	16

●	Increased our rental home portfolio by 257 homes to approximately 5,300 total rental homes, representing an increase of 20.3% year over year and 14.8% from yearend 2016;
●	Increased rental home occupancy by 270 basis points from 91.5% at yearend 2016 to 94.2% at quarter end;
●	Reduced the weighted average interest rate on our mortgage debt from 4.5% to 4.4% year over year;
●	Reduced the weighted average interest rate on our total debt from 4.3% to 4.2% year over year;
●	Issued 5,750,000 shares of a new 6.75% Series C Cumulative Redeemable Preferred Stock, for net proceeds after deducting the underwriting discount and other estimated offering expenses, of approximately $139 million;
●	Raised $18.7 million through our Dividend Reinvestment and Stock Purchase Plan;
●	Reduced our Net Debt to Total Market Capitalization from 39% to 30% year over year; and,
●	Increased our total market capitalization to $1.1 billion, an increase of 30.8% year over year.”

“We are making substantial progress on many fronts. We have increased our liquidity and further strengthened our financial flexibility and balance sheet with the renewal and expansion of our existing unsecured credit facility, the reduction of the cost of our debt, the extension of our debt maturities, and the reduction of our cost of capital. We continue to execute on our business plan. We have a robust acquisition pipeline of approximately $80 million. We anticipate completing the acquisition of a number of communities in early 2018. We look forward to building on the substantial progress we have made thus far.”

UMH Properties, Inc. will host its Third Quarter 2017 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Friday, November 3, 2017 at 10:00 a.m. Eastern Time.

The Company’s 2017 third quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, November 3, 2017. It will be available until February 1, 2018, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10111693. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 107 manufactured home communities containing approximately 19,400 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	17

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three and nine months ended September 30, 2017 and 2016 are calculated as follows:

	Three Months Ended		Nine Months Ended
	9/30/17	9/30/16	9/30/17	9/30/16
Net Loss Attributable to Common Shareholders	$(5,179,000)	$(590,000)	$(6,883,000)	$(2,156,000)
Depreciation Expense	6,980,000	5,888,000	20,260,000	17,093,000
Loss on Sales of Depreciable Assets	19,000	1,000	30,000	24,000
FFO Attributable to Common Shareholders	1,820,000	5,299,000	13,407,000	14,961,000
Acquisition Costs	-0-	51,000	-0-	51,000
Redemption of Preferred Stock	3,502,000	-0-	3,502,000	-0-
Core FFO Attributable to Common Shareholders	5,322,000	5,350,000	16,909,000	15,012,000
Gain on Sales of Securities, net	(466,000)	(885,000)	(1,518,000)	(1,899,000)
Normalized FFO Attributable to Common Shareholders	$4,856,000	$4,465,000	$15,391,000	$13,113,000

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 34,572,000 and 32,388,000 shares for the three and nine months ended September 30, 2017, respectively, and 28,091,000 and 27,601,000 shares for the three and nine months ended September 30, 2016, respectively. Common stock equivalents resulting from stock options in the amount of 470,000 shares for both the three and nine months ended September 30, 2017, respectively, and 200,000 and 150,000 shares for the three and nine months ended September 30, 2016, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended September 30, 2017 and 2016:

	Nine Months Ended
	9/30/17	9/30/16
Operating Activities	$29,090,000	$21,403,000
Investing Activities	(115,409,000)	(59,958,000)
Financing Activities	96,943,000	35,729,000

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UMH Properties, Inc. │ Third Quarter FY 2017 Supplemental Information	18